MARK C. BAILEY & COMPANY, LTD.
                 Certified Public Accountants
                    Management Consultants
                 1495 Ridgeview Drive Ste. 200
                      Reno, Nevada 89509
                      775-332-4200 Phone
                       775-332-4210 Fax



May 5, 2002



Securities and Exchange Commission
Washington, D.C.  20549




RE:  HerbalOrganics.com
     Registration Statement on Form 10SB12G/A1

To Whom It may Concern:

We hereby authorize and consent to the incorporation by reference on Registration Form 10SB12G/A1 of HerbalOrganics.com of our report, dated January 10, 2001, for the year ended December 31, 2001.

Sincerely,
/s/ Mark Bailey, CPA/ABV
Mark Bailey & Company, Ltd.













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